[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit 10.7

SPONSORED RESEARCH AGREEMENT

This Sponsored Research Agreement (“Agreement”) is dated as of April 23, 2018 (the “Effective Date”) by and between The Trustees of the University of Pennsylvania, a Pennsylvania nonprofit corporation (“Penn”), with offices located at Penn Center for Innovation, [****], and Tycho Therapeutics, Inc., a Delaware corporation (“Sponsor”), having a place of business at 501 Northwick Lane, Villanova, PA 19085. Penn and Sponsor may be referred to herein as a “Party” or, collectively, as “Parties”.

RECITALS:

WHEREAS, Penn and Sponsor are entering into this Agreement since Sponsor desires to fund the research of Michael C. Milone, MD, PhD of Penn’s Perelman School of Medicine in certain specific areas;

WHEREAS, Sponsor desires to support such research conducted by Penn in accordance with the terms and conditions of this Agreement;

WHEREAS, the research program contemplated by this Agreement is of mutual interest to Sponsor and Penn and furthers the educational, scholarship and research objectives of Penn as a nonprofit, tax-exempt, educational institution, and may benefit both Sponsor and Penn through the creation or discovery of new inventions; and

WHEREAS, the Parties have entered into a term sheet on or about the date hereof containing a summary of terms for an exclusive license agreement to be entered into by and between the Parties (the “License Agreement”).

NOW, THEREFORE, in consideration of the various promises and undertakings set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1	“Penn Intellectual Property” means Related Intellectual Property and Unrelated Intellectual Property, each as defined below.

1.2

“Principal Investigator” means Michael C. Milone, MD, PhD who has agreed to serve as faculty investigator for the Sponsored Research and shall be responsible for the conduct, supervision and administration of the Sponsored Research.

1.3

“Related Intellectual Property” means all inventions, whether patentable or not, that are conceived or conceived and reduced to practice in the conduct of the Sponsored Research during the term of this Agreement without the use of third party funding (provided that, for clarity, the use of equipment or materials that are not identified as costs of the Sponsored Research in the budget attached as Appendix 2 to Attachment A hereto (the “Budget”) and are supported by, or obtained or paid-for with third party funding, and the use of personnel that are supported by third party funding, in whole or in part shall not be considered “use of third party funding” for purposes of the foregoing), and (a) that are covered by a Valid Claim of the Penn Patent Rights (each as defined in the License Agreement) or an Effective Date Valid Claim (as defined below), or (b) whose manufacture, use, sale or import would, absent the License Agreement, constitute an infringement, inducement of infringement or contributory infringement of any Valid Claim of the Penn Patent Rights or Effective Date Valid Claim (or would constitute such an infringement if such Valid Claim or Effective Date Valid Claim was a claim of an issued and unexpired patent), or (c) that are related to or have applicability in connection with the development and research of [****]; including, in each case, all United States and foreign patent applications claiming said patentable inventions, including any divisional, continuation, continuation-in-part (to the extent that the claims are directed to said patentable inventions), and foreign equivalents thereof, as well as any patents issued thereon or reissues or reexaminations thereof. “Effective Date Valid Claim” as used herein shall mean a claim that is a Valid Claim of the Penn Patent Rights as of the effective date of the License Agreement. [****]

1.4

“Research Results” means all data and information which are generated in the performance of the Sponsored Research during the term of this Agreement. Research Results expressly excludes Penn Intellectual Property.

1.5	“Sponsored Research” means the research program described in Attachment A to this Agreement.

1.6

“Unrelated Intellectual Property” means all inventions, whether patentable or not, conceived or conceived and reduced to practice in the conduct of the Sponsored Research during the term of this Agreement that are not Related Intellectual Property, including all United States and foreign patent applications claiming said patentable inventions, including any divisional, continuation, continuation-in-part (to the extent that the claims are directed to said patentable inventions), and foreign equivalents thereof, as well as any patents issued thereon or reissues or reexaminations thereof.

1.7	Other Terms. The definition of each of the following terms is set forth in the section of the Agreement indicated below:

Defined Term	Section
Agreement	Preamble
Effective Date	Preamble
Party or Parties	Preamble
Penn	Preamble
Penn Indemnitees	8.2(i)
Sponsor	Preamble

ARTICLE 2

SPONSORED RESEARCH

2.1

Conduct. Penn shall commence the Sponsored Research after the Effective Date of this Agreement and upon payment by Sponsor of any funds owed, and shall conduct such Sponsored Research in accordance with the terms and conditions of this Agreement. Sponsor acknowledges that Penn and the Principal Investigator shall have the freedom to conduct and supervise the Sponsored Research in a manner consistent with Penn’s educational and research missions.

2.2

Principal Investigator. If the services of the Principal Investigator become unavailable to Penn for any reason, Penn shall be entitled to designate another member of its faculty who is acceptable to Sponsor to serve as the Principal Investigator of the Sponsored Research. If a substitute Principal Investigator has not been designated within [****] after the original Principal Investigator ceases his or her services under this Agreement, either Party may terminate this Agreement upon written notice thereof to the other Party, subject to the provisions of ARTICLE 7.

ARTICLE 3

REIMBURSEMENT OF COSTS & PAYMENT

3.1

Reimbursement. Sponsor shall reimburse Penn for an amount equal to its expenditures and reasonable overhead incurred in the conduct of the Sponsored Research in an amount not to exceed the total amount of [****] as set forth in Attachment A. Sponsor acknowledges that this amount is a good faith estimate only and not a guarantee of the cost to conduct the Sponsored Research. If at any time Penn determines that it will require additional funds for the Sponsored Research, it shall notify Sponsor and provide an estimate of the additional amount. Sponsor shall not be liable for any costs in excess of the amount of [****] unless it has agreed in writing to provide additional funds. All amounts provided by Sponsor shall be used only for the Sponsored Research.

3.2

Payment. Sponsor shall make payments in advance to Penn in accordance with the payment schedule set forth in Attachment A. All payments shall clearly identify the Principal Investigator and Penn ERA Number [****]. All payments are to be payable in United States dollars, and if by check, made out to “The Trustees of the University of Pennsylvania”, and sent to:

[****]

(Wire transfers preferred for sponsored research agreements) – For all payments made by wire transfer, banking information is as follows:

Banking Information:

Bank Name:	[****]
Bank Address:	[****]
[****]
ACH Coordinator:	[****]
Account Title:	[****]
Account Type:	[****]
Account #:	[****]
ABA Routing #:	[****]
SWIFT CODE:	[****]
CHIPS:	[****]
Reference:	[****]

3.3

Equipment. Title to any equipment, laboratory animals, or any other materials made or acquired with funds provided under this Agreement shall vest in Penn, and such equipment, animals, or materials shall remain the property of Penn following termination of this Agreement.

ARTICLE 4

RESEARCH RESULTS; RECORDS AND REPORTS

4.1

Research Results. Sponsor shall have the right to use Research Results disclosed to Sponsor in records and reports for any reasonable purpose. Sponsor shall need to obtain a license to use Research Results from Penn if such use would infringe any copyright or any claim of a patent application or issued patent owned by Penn, except to the extent such license is granted pursuant to this Agreement or any other agreement between the Parties.

4.2	Records. Principal Investigator shall maintain records of the results of the Sponsored Research and shall provide Sponsor with reports of the progress and results of the Sponsored Research in accordance with Attachment A. Penn shall maintain records of the use of the funds provided by Sponsor and no later than [****] following the end of each calendar quarter, shall provide to Sponsor a summary report of the use of such funds during such calendar quarter.

4.3

Research Reports. Penn hereby grants Sponsor a royalty-free, nontransferable, non-exclusive right to copy, reproduce and distribute any research reports furnished to Sponsor under this Agreement, or any excerpts or portions thereof. Sponsor may not charge fees for said research reports, use said research reports for advertising or promotional activities, or alter or modify said research reports (other than creating excerpts or portions thereof) without the prior written permission of Penn.

ARTICLE 5

INTELLECTUAL PROPERTY

5.1

Penn Intellectual Property. Penn shall retain all right, title and interest in and to Penn Intellectual Property and any patents, copyrights, software and tangible research materials and other intellectual property related thereto.

5.2

Disclosure. Principal Investigator shall provide Penn and Sponsor a written disclosure of any Penn Intellectual Property reasonably considered patentable. After Sponsor has confirmed receipt of such disclosure (which confirmation can be by email and shall be delivered within [****] of Sponsor’s receipt of such disclosure), Sponsor shall advise Penn in writing, no later than [****] after such confirmation of receipt of such disclosure, whether it requests Penn to file and prosecute patent applications related to such Penn Intellectual Property. If Sponsor does not request Penn to file and prosecute such patent applications, Penn may proceed with such preparation and prosecution at its own cost and expense, provided that Penn will first notify Sponsor of its intent to do so. Sponsor shall have [****] from Sponsor’s confirmed receipt of such notification to notify Penn that it is electing to retain its right to such Penn Intellectual Property under this Agreement, and if Sponsor provides such notification, the terms of Section 5.3 shall apply, including Sponsor’s obligation to pay patent expenses, as if Sponsor had requested that Penn file and prosecute such patent applications. If Sponsor fails to so notify Penn of such election, then Penn may proceed with such preparation and prosecution at its own cost and expense, and such patent applications shall be excluded from Sponsor’s option under Section 5.6 hereof, provided, however, that upon Sponsor’s request, Penn shall update Sponsor on the filing status of any patent applications related to such Penn Intellectual Property.

5.3

Prosecution. Except as may otherwise be agreed by the Parties, in the License Agreement or otherwise, Penn shall control the preparation and prosecution of all patent applications and the maintenance of all patents related to Penn Intellectual Property. With regard to any patent applications filed at the request and expense of Sponsor, Penn will consult with Sponsor on patent prosecution. Sponsor shall reimburse Penn within [****] after receipt of invoice for all documented expenses incurred in connection with the filing and prosecution of the patent applications and maintenance of the patents that Sponsor has requested Penn to prosecute under Section 5.2 hereof.

5.4

Software. Principal Investigator shall provide Penn and Sponsor a written disclosure of any copyrightable software created in the conduct of the Sponsored Research during the term of this Agreement that Principal Investigator reasonably considers to be scientifically valuable, provided that Principal Investigator shall have no obligation to provide the source code for such software.

5.5

Non-Exclusive License. Penn hereby grants to Sponsor a perpetual, irrevocable, non-transferable (except as set forth in Section 9.7), non-exclusive license to use the Penn Intellectual Property for internal research purposes only.

5.6	Option.

(i)

In consideration of Sponsor’s funding of the Sponsored Research and payment for intellectual property expenses as provided for in Section 5.3, Penn grants Sponsor a first option to [****] the Related Intellectual Property Controlled (as defined in the License Agreement) by Penn within the scope of the license granted by Penn to Sponsor under the License Agreement. If Sponsor fails to exercise its option [****] within [****] after disclosure of such Related Intellectual Property to Sponsor (the “Option Period”), or if Sponsor fails to make payment for intellectual property expenses as provided for in Section 5.3 with respect to such Related Intellectual Property, Penn shall be free to license such Related Intellectual Property to any party upon such terms as Penn deems appropriate, without any further obligation to Sponsor. Sponsor shall notify Penn in writing within the Option Period if it desires to exercise such option. In the event Sponsor exercises such option, (1) [****] (2) as to each patent application that is Related Intellectual Property for which Sponsor has exercised its option, Sponsor shall pay Penn [****] (for clarity, no additional fee shall be owed for any application claiming priority thereto, any foreign counterpart thereof, or any other application in the same patent family). Prior to, and during the Option Period, Penn shall not assign, transfer, convey, or grant any rights in or otherwise encumber such Related Intellectual Property in any manner that would impair Sponsor’s rights in and to such Related Intellectual Property under this Agreement. For clarity, if Sponsor has exercised its option to Related Intellectual Property hereunder, Sponsor’s rights and obligations relating to the filing, prosecution and maintenance of any patent applications and issued patents covering such Related Intellectual Property for which Sponsor has exercised its option shall be set as forth in the License Agreement.

(ii)

In consideration of Sponsor’s funding of the Sponsored Research and payment for intellectual property expenses as provided for in Section 5.3, Penn grants Sponsor a first option to negotiate to acquire a license on commercially reasonable terms to practice Unrelated Intellectual Property Controlled (as defined in the License Agreement) by Penn. Penn and Sponsor will negotiate in good faith to determine the terms of a license agreement as to each item of Unrelated Intellectual Property for which Sponsor has agreed to make payment for intellectual property expenses as provided for in Section 5.3, if any. The Parties agree that any such license agreement would specify that the license therein would become effective as of such date that Sponsor notifies Penn that it wishes to make such license effective; provided, that as of such date, and thereafter, [****]. If Sponsor and Penn fail to execute a license agreement within [****] after disclosure of Unrelated Intellectual Property to Sponsor (the “Negotiation Period”), or if Sponsor fails to make payment for intellectual property expenses as provided for in Section 5.3, Penn shall be free to license such Unrelated Intellectual Property to any party upon such terms as Penn deems appropriate, without any further obligation to Sponsor. Prior to, and during the Negotiation Period, Penn shall not assign, transfer, convey, or grant any rights in or otherwise encumber such Unrelated Intellectual Property in any manner that would impair Sponsor’s option to such Unrelated Intellectual Property under this Agreement.

5.7	Government Rights. Any license granted to Sponsor pursuant to Section 5.5 and 5.6 hereof shall be subject to Penn’s right to use and permit other non-profit organizations to use Penn Intellectual

Property for educational and non-commercial research purposes and, if applicable, to the rights of the United States government reserved under Public Laws 96-517, 97-256 and 98-620, codified at 35 U.S.C. 200-212, and any regulations issued thereunder.

ARTICLE 6

CONFIDENTIALITY & PUBLICATION

6.1

Confidential Information. Sponsor does not intend to disclose confidential information to Penn unless it is necessary to or useful for the performance of the Sponsored Research. Notwithstanding the foregoing, Sponsor may provide Penn with scientific, technical, business, or other information which is treated by Sponsor as confidential or proprietary (“Confidential Information”). Any Confidential Information provided by Sponsor will be in writing and clearly marked by Sponsor as “Confidential” or, if disclosed orally, written notice of the confidential nature thereof will be provided within [****] of disclosure. Penn shall protect Sponsor’s Confidential Information with the same degree of care as Penn’s own confidential information. Penn shall not use Confidential Information for any purpose other than in connection with performing the Sponsored Research, and shall not disclose Confidential Information to any third party without Sponsor’s prior written consent. The Confidential Information provided to Penn by Sponsor will remain the property of the Sponsor, and will be disclosed by Penn only to those persons necessary for the performance of this Agreement who are under obligations of confidentiality substantially similar to those contained herein. Penn’s and the Principal Investigator’s obligations of confidentiality will exist during the performance of this Agreement and for [****] following termination or expiration of this Agreement, unless disclosure is required by law or regulation.

The confidentiality obligations contained herein shall not apply to Confidential Information that is:

(i)	Known by Penn or Principal Investigator without restriction prior to disclosure under this Agreement;

(ii)	Disclosed to Penn or Principal Investigator by a third party without an obligation of confidentiality;

(iii)	Available to the public not through a breach of this Agreement by Penn or Principal Investigator;

(iv)

Independently developed by Penn or Principal Investigator without knowledge or use of, or reference to, Confidential Information disclosed by Sponsor under this Agreement as evidenced by Penn’s written records; or

(v)	Published or disclosed in accordance with the terms of this Agreement.

6.2

Disclosure Required by Court Order or Law. If Penn is required to disclose Confidential Information, or any terms of the Agreement, pursuant to the valid order or requirement of a court, administrative agency, or other governmental body or applicable law, Penn may disclose such Confidential Information or terms to the extent required, provided, however, that Penn promptly provides to the Sponsor with prior written notice (to the extent legally permissible) of such disclosure and Sponsor may attempt to obtain an order or other remedy protecting the Confidential Information from public disclosure. To the extent that Confidential Information so disclosed does not become part of the public domain by virtue of such disclosure, it shall remain Confidential Information protected pursuant to Section 6.1.

6.3

Penn Intellectual Property. In order to preserve the patentability of Penn Intellectual Property and to preserve Penn’s publication rights, Sponsor shall maintain Penn Intellectual Property, Research Results and information provided pursuant to the Sponsored Research (whether oral or written) as confidential and shall not disclose such information to any third party until the publication of such information by the Principal Investigator or until Penn provides Sponsor with written verification that all desirable patentable inventions have been protected, whichever occurs sooner, provided, however, that Sponsor may disclose such information to actual or potential investors, acquirers, partners, collaborators, licensees, or sub-licensees without Penn’s prior written consent, provided such third parties are subject to written confidentiality obligations substantially similar to those contained herein. Sponsor’s obligations of confidentiality will exist during the term of this Agreement and for [****] following the termination or expiration of this Agreement, unless disclosure is required by law or regulation.

Sponsor shall have the right to disclose any of the information described above to the extent required pursuant to the valid order or requirement of a court, administrative agency, or other governmental body or applicable law, subject to the terms and obligations set forth in Section 6.2, mutatis mutandis. The confidentiality obligations contained in this Section 6.3 shall not apply to any information that is subject to any of the clauses (i) through (v) of Section 6.1, mutatis mutandis.

Penn shall maintain Penn Intellectual Property and Research Results as confidential and shall not disclose such information to any third party until the publication of such information by the Principal Investigator pursuant to the terms of this Agreement, provided, however, that (a) Research Results and Penn Intellectual Property shall not be considered Confidential Information for purposes of publication in accordance with Section 6.4 below, (b) Penn shall be permitted to disclose Penn Intellectual Property and Research Results in patent applications and related documents, (c) Penn may disclose Penn Intellectual Property in the event Sponsor does not exercise its option to such Penn Intellectual Property under Section 5.6 above or a license agreement, including the License Agreement, is not entered into with respect to such Penn Intellectual Property, and (d) Penn may use and disclose Research Results for educational and non-commercial research purposes. Penn’s obligations of confidentiality under this paragraph will exist during the term of this Agreement and for the earlier of (i) [****] following the termination or expiration of this Agreement or (ii) the publication of such Research Results, unless disclosure is required by law or regulation.

6.4

Publications. Penn shall have the first right to publish or present Research Results or other information and material resulting from the Sponsored Research. Penn shall furnish the Sponsor with a copy of any proposed publication or presentation at least [****] in advance of the date of such presentation or the submission of said proposed publication in order for Sponsor to review and comment on said proposed publication or presentation to (a) determine whether such contains any Confidential Information and (b) enable Sponsor to identify any Penn Intellectual Property that it wishes Penn to file patent applications on or to seek other intellectual property protection for. If within the [****] review period (i) Sponsor notifies Penn that the Sponsor requires deletion from the publication or presentation of Sponsor Confidential Information, the Parties will cooperate to modify the disclosure to ensure Sponsor Confidential Information is not disclosed or (ii) if Sponsor requests that publication or presentation be delayed to allow for patent filings or other intellectual property protection on certain items in the proposed publication or presentation, Penn shall delay the publication or presentation for up to [****] to allow for the filing of patent applications or other intellectual property protection.

ARTICLE 7

TERM & TERMINATION

7.1

Term. The initial term of this Agreement shall begin on the Effective Date of this Agreement and shall end on [****] the Effective Date unless terminated sooner pursuant to Sections 2.2 or 7.2 hereof. This Agreement may be extended or renewed only by mutual written agreement executed by duly authorized representatives of the Parties.

7.2	Termination. In addition to the termination right set forth in Section 2.2 hereof,

(i)	Sponsor may terminate this Agreement for any or no reason effective upon [****] written notice to Penn; or

(ii)

either Party may terminate this Agreement effective upon written notice to the other Party, if the other Party breaches any of the terms or conditions of this Agreement and fails to cure such breach within [****] after receiving written notice thereof. In the event of an incurable breach, the non-breaching Party may terminate this Agreement effective immediately upon written notice to the breaching Party.

7.3	Effects of Termination.

(i)

In the event of termination of this Agreement prior to its stated term whether for breach or for any other reason whatsoever, Penn shall be entitled to payment for the work in progress up to the date of termination, and for allowable costs, to the extent contemplated in the budget included in Attachment A. Allowable costs include, without limitation, [****]. In the event of termination, or upon expiration of this Agreement, Penn shall submit a final report of all costs incurred and all funds received under this Agreement within [****] after the effective termination or expiration date. The report shall be accompanied by a check in the amount of any excess of funds advanced over costs and allowable commitments incurred. In case of a deficit of funds, Sponsor shall pay Penn the amount needed to cover costs and allowable commitments incurred by Penn under this Agreement (for clarity, to the extent such costs and commitments are included in the budget).

(ii)

Termination of this Agreement shall not affect the rights and obligations of the Parties accrued prior to termination hereof. The provisions of ARTICLE 3; ARTICLE 4; ARTICLE 5; ARTICLE 6; ARTICLE 7; ARTICLE 8; and ARTICLE 9, shall survive such termination.

ARTICLE 8

DISCLAIMER OF WARRANTIES, INDEMNIFICATION

8.1

PENN MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, WARRANTIES WITH RESPECT TO THE COMPLETION, SUCCESS OR PARTICULAR RESULTS OF THE SPONSORED RESEARCH, OR THE CONDITION, OWNERSHIP, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE OF THE SPONSORED RESEARCH OR ANY PENN INTELLECTUAL PROPERTY OR RESEARCH RESULTS OR THAT USE OF PENN INTELLECTUAL PROPERTY OR RESEARCH RESULTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER INTELLECTUAL PROPERTY RIGHT OF A THIRD PARTY. EXCEPT IN THE CASE OF PENN’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, PENN SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT,

CONSEQUENTIAL, PUNITIVE OR OTHER DAMAGES SUFFERED BY SPONSOR OR ANY OTHER PERSON RESULTING FROM THE SPONSORED RESEARCH OR SPONSOR’S USE OF ANY PENN INTELLECTUAL PROPERTY, ANY RESEARCH RESULTS OR ANY PRODUCTS RESULTING THEREFROM. EXCEPT IN THE CASE OF SPONSOR’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, SPONSOR SHALL NOT BE LIABLE FOR ANY INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES SUFFERED BY PENN RESULTING FROM THE SPONSORED RESEARCH OR PENN’S USE OF ANY PENN INTELLECTUAL PROPERTY, ANY RESEARCH RESULTS OR ANY PRODUCTS RESULTING THEREFROM; PROVIDED, THAT, FOR THE AVOIDANCE OF DOUBT, THIS SECTION 8.1 SHALL NOT BE INTERPRETED TO AFFECT OR LIMIT SPONSOR’S INDEMNIFICATION OBLIGATION UNDER SECTION 8.2 BELOW.

8.2	Indemnification.

(i)

Sponsor shall indemnify, defend and hold harmless Penn and its respective trustees, officers, faculty, students, employees, contractors and agents (the “Penn Indemnitees”) from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys’ fees), which the Penn Indemnitees may hereafter incur, or be required to pay as a result of Sponsor’s use of the results of Sponsored Research or any Penn Intellectual Property or Research Results or as a result of any breach of this Agreement by Sponsor provided that Sponsor’s obligations pursuant to this Section 8.2(i) shall not apply to the extent such claims or suits result from the negligence or willful misconduct of any of Penn Indemnitees or any breach of this Agreement by Penn, each as determined by a court of law.

(ii)

As a condition to a Penn Indemnitee’s right to receive indemnification under this Section 8.2, Penn shall: (a) promptly notify Sponsor when it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto; (b) cooperate with Sponsor in the defense, settlement or compromise of such claim or suit; and (c) permit the Sponsor to control the defense, settlement or compromise of such claim or suit, including the right to select defense counsel. In no event, however, may Sponsor compromise or settle any claim or suit in a manner which (a) admits fault or negligence on the part of Penn or any other Penn Indemnitee; or (b) commits Penn or any other Penn Indemnitee to take, or forbear to take, any action, without the prior written consent of Penn. Penn shall reasonably cooperate with Sponsor and its counsel in the course of the defense of any such suit, claim or demand.

ARTICLE 9

ADDITIONAL PROVISIONS

9.1

Force Majeure. Neither Party shall be liable for any failure to perform as required by this Agreement to the extent such failure to perform is due to labor disturbances or labor disputes of any kind, accidents, failure of any governmental approval required for full performance, civil disorders or commotions, terrorism, acts of aggression, acts of God, explosions, failure of utilities, material shortages, disease, or other occurrences beyond such Party’s reasonable control.

9.2

Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed, for financial, tax, legal or other purposes, to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties. The Parties are independent contractors and at no time will either Party make commitments or incur any charges or expenses for or on behalf of the other Party.

9.3

Expenses. Except as otherwise provided in this Agreement, each Party shall pay its own expenses and costs incidental to the preparation of this Agreement and to the consummation of the transactions contemplated hereby

9.4

Third Party Beneficiary. No party, other than Penn or Sponsor shall be entitled to any rights whatsoever by virtue of the relationships created by or arising under this Agreement, including, without limitation, rights as a third party beneficiary

9.5

Use of Names. Except as set forth in the License Agreement, Sponsor and its affiliates may not use the name, logo, seal, trademark, or service mark (including any adaptation of them) of Penn or any Penn school, organization, employee, student or representative, without the prior written consent of Penn. Notwithstanding the foregoing, Sponsor may use the name of Penn and the Principal Investigator and other Penn employees directly supported by Sponsored Research funds as identified in the budget set forth in Attachment A in a non-misleading and factual manner solely to state Sponsor’s funding of this Sponsored Research. Except as set forth in the License Agreement, Penn shall not use Sponsor’s name without Sponsor’s prior written consent except that Penn may acknowledge Sponsor’s funding of this Sponsored Research and any scientific contributions in scientific publications, in listings of sponsored research projects and for other academic purposes.

9.6

No Discrimination. Neither Penn nor Sponsor will discriminate against any employee or applicant for employment because of race, color, sex, sexual or affectional preference, age, religion, national or ethnic origin, handicap, or veteran status

9.7	Successors and Assignment.

(i)	The terms and provisions hereof shall inure to the benefit of, and be binding upon, the Parties and their respective successors and permitted assigns.

(ii)

Sponsor may not assign or transfer this Agreement or any of Sponsor’s rights or obligations created hereunder, by operation of law or otherwise, without the prior written consent of Penn. Notwithstanding the foregoing, Sponsor may assign its rights and obligations under this Agreement without the prior written consent of Penn (a) to a successor in connection with the merger, consolidation, reorganization or sale of all or substantially all of its assets or its business, or (b) to a wholly owned subsidiary of Sponsor; provided, that (I) there exists no material breach by Sponsor of any material term of this Agreement, (II) Sponsor provides prompt written notice of the transaction to Penn, and (III) the assignee agrees in writing to be legally bound by this Agreement. Any permitted assignment will not relieve Sponsor of any obligation of Sponsor that has accrued at the time of the assignment.

(iii)	Any assignment not in accordance with this Section 9.7 shall be void.

9.8

Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

9.9

Entire Agreement of the Parties; Amendments. This Agreement and the Schedules and Attachments hereto constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party.

9.10

Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania, excluding application of any conflict of laws principles that would require application of the law of a jurisdiction outside of the Commonwealth of Pennsylvania.

9.11

Dispute Resolution. If a dispute arises between the Parties concerning this Agreement, then the Parties will confer, as soon as practicable, in an attempt to resolve the dispute. If the Parties are unable to resolve such dispute amicably, then the Parties will submit to the exclusive jurisdiction of, and venue in, the state and Federal courts located in the Eastern District of Pennsylvania.

9.12

Notices and Deliveries. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and directed to a Party at its address shown below or such other address as such Party shall have last given by notice to the other Party. A notice will be deemed received: if delivered personally, on the date of delivery; if mailed, [****] after deposit in the United States mail; if sent via courier, [****] after deposit with the courier service.

For Penn	with a copy to:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]
[****]
[****]	With a copy to the Principal Investigator: [****]

For Sponsor:	with a copy to:

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

9.13

Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

9.14

Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under law, but if any provision of this Agreement is held to be prohibited by or invalid under law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

9.15

Interpretation. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require.

9.16

Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A portable document format (PDF) or electronic copy of this Agreement, including the signature pages, will be deemed an original.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the duly authorized representatives of the Parties hereby execute this Agreement as of the date first written above.

THE TRUSTEES OF THE UNIVERSITY OF PENNSYLVANIA	TYCHO THERAPEUTICS, INC.
By: [****] Name: [****] Title: Assoc. Director	By: /s/ Steven Nichtberger Name: Steven Nichtberger Title: CEO

I have read and understood the responsibilities of the Principal Investigator: Signature: Michael C. Milone

[Signature Page to Sponsored Research Agreement]

Attachment A

Summary of Sponsored Research

Work Scope & Details of Program – See attached Appendix 1 to Attachment A.

Principal Investigator – Michael C. Milone, MD, PhD; [****]

Representative of Sponsor – Steven Nichtberger; [****]

Period of Performance – [****]

Report Schedule – Final report due within [****] after completion of the Sponsored Research. Interim reports due [****] after commencement of the Sponsored Research.

Budget – See attached Appendix 2 to Attachment A; [****]

Payments under this Agreement will be payable within [****] of Sponsor’s receipt of an invoice from Penn.

Payment Schedule –

Date Payment Due	Amount of Payment Due

[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]
[****]	[****]

APPENDIX 1 TO ATTACHMENT A

WORK SCOPE & DETAILS OF PROGRAM

[****]

APPENDIX 2 TO ATTACHMENT A

BUDGET

[****]